UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 23, 2009

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           On November 24, 2009, Forest Oil Corporation (“Forest” or the “Company”) announced the resignation of David H. Keyte, the Company’s Executive Vice President and Chief Financial Officer, effective December 1, 2009.

(b)           Also on November 24, 2009, the Company announced that Michael N. Kennedy will replace Mr. Keyte as Executive Vice President and Chief Financial Officer, effective December 1, 2009, and will serve in such capacity, subject to the provisions of Forest’s Bylaws, until the next annual election of officers of Forest, or until his successor shall have been duly elected and qualified, or his earlier death, resignation or removal.  Mr. Kennedy has been serving as the Company’s Vice President, Finance and Treasurer since April 2007.  He joined the Company in February 2001.  Mr. Kennedy served as a Senior Financial Analyst for the Company until April 2003, at which time he became Manager of Investor Relations.  Mr. Kennedy served in that role until November 2005 when he was appointed as Managing Director of Capital Markets and Treasurer.  Prior to joining the Company, Mr. Kennedy worked for Arthur Andersen as a member of its audit and business and advisory services.  Mr. Kennedy is 35 years of age.

Mr. Kennedy was not appointed to his new position pursuant to any arrangement or understanding between him and any other person.  Mr. Kennedy is not related to any other officer or any director of the Company.

In his position as Executive Vice President and Chief Financial Officer, Mr. Kennedy will be entitled to participate in Forest’s Annual Incentive Plan (“AIP”), with a target bonus equal to 75% of base salary.  The details of the AIP are described in Forest’s March 26, 2009 annual proxy statement and in its Form 8-K that was filed with the SEC on May 13, 2009.  In addition, the Compensation Committee of Forest’s Board of Directors plans to award Mr. Kennedy, on December 1, 2009, 12,500 restricted shares of Forest common stock and 12,500 phantom stock units, under Forest’s 2007 Stock Incentive Plan.  The restricted stock award will vest in full on the third anniversary of the date of grant, provided that Mr. Kennedy remains an employee of the Company, and is expected to be granted pursuant to the Restricted Stock Agreement substantially in the form of agreement that previously was filed with the SEC.  The phantom stock unit award will have a mandatory cash settlement, will vest in full on the third anniversary of the date of grant, provided that Mr. Kennedy remains an employee of the Company, and is expected to be granted pursuant to the Phantom Stock Unit Agreement substantially in the form of agreement that previously was filed with the SEC.  In addition, Mr. Kennedy will receive, or continue to receive, certain benefits and perquisites, including participation in medical and dental insurance plans, group term life and accidental death and dismemberment insurance plans, short-term and long-term disability plans, the reimbursement of tax-preparation and estate or financial planning expenses, the reimbursement of the cost of an annual physical exam, and participation in the Company’s defined contribution 401(k) retirement plan and its executive deferred compensation plan.

In connection with his appointment, Forest also intends to enter into a Severance Agreement with Mr. Kennedy substantially in the form of agreement that previously was filed with the SEC, effective December 1, 2009.  In general, the Severance Agreement will provide for certain payments and benefits if Mr. Kennedy’s employment is subject to an Involuntarily Termination (as defined in the Severance Agreement) within two years following a Change of Control (as defined in the Severance Agreement) of Forest, including

•                  a lump sum payment in an amount equal to 2.5 times the sum of his annual base salary and the annual bonus most recently paid (provided, however, that if Mr. Kennedy was employed by the Company for only a portion of the year with respect to which the bonus was paid, the annual bonus will be prorated; provided , further, that if Mr. Kennedy has not received an annual bonus prior to the date of his Involuntary Termination, then the annual bonus will equal the target annual bonus for the year in which such termination occurs);

•                  continued coverage under Forest’s medical and dental benefit plans for Mr. Kennedy and his spouse and his eligible dependents for a period of 24 months (this coverage will be terminated if Mr. Kennedy becomes eligible to receive coverage from a subsequent employer during such period);

•                  all outstanding stock options will become immediately exercisable in full;

•                  outstanding stock options will remain exercisable for a period of 12 months following Mr. Kennedy’s last day of employment (but in no event will an option be exercisable for a longer period than the original term of the option or a shorter period than already provided for under the terms of the option);

•                  any accrued benefits under non-qualified deferred compensation plans will become immediately non-forfeitable;

•                  payment of an annual bonus under Forest’s annual incentive plan, based on partial year results, which will be in an amount to be determined by the Compensation Committee of Forest’s Board of Directors on or before the date of the Change of Control; and

•                  if any payment, distribution, or benefit, whether pursuant to the severance agreement or otherwise, is subject to the federal excise tax on “excess parachute payments,” under the terms of the severance agreement Forest will be obligated to pay Mr. Kennedy an additional amount as may be necessary so that Mr. Kennedy realizes, after the payment of any income or excise tax on such additional amount, an amount sufficient to pay all such excise taxes.

The foregoing description of each of the Restricted Stock Agreement, Phantom Stock Unit Agreement and Severance Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the forms of such agreements, copies of which are incorporated by reference as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure.

On November 24, 2009, the Company issued a press release announcing the resignation of Mr. Keyte and the appointment of Mr. Kennedy and other personnel.

The information in this item and in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

10.1

Form of Restricted Stock Agreement pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.3 to Form 10-Q for Forest Oil Corporation dated August 9, 2007 (File No. 001-13515).

10.2

Form of Phantom Stock Unit Agreement pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.4 to Form 10-Q for Forest Oil Corporation dated August 9, 2007 (File No. 001-13515).

10.3	Form of Severance Agreement for Senior Vice President, incorporated herein by reference to Exhibit 10.2 to Form 8-K for Forest Oil Corporation dated December 17, 2007 (File No. 001-13515).

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: November 24, 2009	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

10.1

Form of Restricted Stock Agreement pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.3 to Form 10-Q for Forest Oil Corporation dated August 9, 2007 (File No. 001-13515).

10.2

Form of Phantom Stock Unit Agreement pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.4 to Form 10-Q for Forest Oil Corporation dated August 9, 2007 (File No. 001-13515).

10.3	Form of Severance Agreement for Senior Vice President, incorporated herein by reference to Exhibit 10.2 to Form 8-K for Forest Oil Corporation dated December 17, 2007 (File No. 001-13515).

99.1	Press Release.